UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2013

TRANSWITCH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Three Enterprise Drive

Shelton, Connecticut 06484

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (203) 929-8810

  Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 3, 2013, TranSwitch Corporation (the “Company”) issued a press release announcing that it completed its previously announced public offering. The Company’s press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated April 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

April 3, 2013	By:	/s/ Robert A. Bosi
	Name:	Robert A. Bosi
	Title:	Vice President and Chief Financial Officer